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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 14, 1998


                           EXCEL COMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        1-13433                                          75-2720091
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(Commission File Number)                    (I.R.S. Employer Identification No.)



    8750 North Central Expressway
      Dallas, Texas, Suite 2000                                    75231
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(Address of Principal Executive Offices)                         (Zip Code)



                                 (214) 863-8000
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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NYFS05...:\41\44241\0005\2097\FRM0158R.58C
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ITEM 5.     OTHER EVENTS

            EXCEL Communications, Inc. ("EXCEL") and Teleglobe Inc. ("Teleglobe") entered into a Letter Agreement as of October 14, 1998 in which EXCEL agreed that it would not constitute a breach of
            Section 7.1(f) (relating to certain termination rights of EXCEL) under the Agreement and Plan of Merger, dated as of June 14, 1998, among EXCEL, Teleglobe and North Merger Sub Corporation in the event that BCE Inc. ("BCE") (which presently owns 24.9% of the outstanding common shares of Teleglobe) should become an owner of in excess of 25% of the outstanding voting stock of Teleglobe, so long as BCE's voting share ownership in Teleglobe does not exceed 33%.






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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          EXCEL Communications, Inc.

Date:  October 22, 1998                   /s/ Chris Dance
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                                          By:  J. Christopher Dance
                                          Executive Vice President,
                                          Secretary and General Counsel











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